                                                        MANUALLY SIGNED ORIGINAL
                                        Page 1 of 66 Sequentially Numbered Pages
                                                         Exhibit Index on Page 8

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                              -------------------

                                    FORM S-8

                              -------------------

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 TIFFANY & CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                   13-3228013
                      (I.R.S. Employer Identification No.)

                                727 FIFTH AVENUE
                           NEW YORK, NEW YORK  10022
                    (Address of Principal Executive Offices)

                   TIFFANY & CO. EMPLOYEE PROFIT SHARING AND
                            RETIREMENT SAVINGS PLAN
                            (Full Title of the Plan)

                            PATRICK B. DORSEY, ESQ.
                    SENIOR VICE PRESIDENT - GENERAL COUNSEL
                                 TIFFANY & CO.
                                727 FIFTH AVENUE
                           NEW YORK, NEW YORK  10022
                    (Name and Address of Agent For Service)

                                 (212) 755-8000
         (Telephone Number, Including Area Code, of Agent For Service)

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                           Proposed Maximum          Proposed Maximum
   Title of Securities to        Amount to be             Offering Price Per        Aggregate Offering             Amount of
       be Registered              Registered                  Share (1)                  Price (1)              Registration Fee
- ------------------------------------------------------------------------------------------------------------------------------------
        Common Stock                 30,000                     $36.31                  $1,089,300                  $375.62
====================================================================================================================================

(1) These amounts have been estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c), these amounts have been computed on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the New York Exchange Composite Tape for July 25, 1994, a date within five days prior to the date of filing of the Registration Statement.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

     * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of Form S-8.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents which have heretofore been filed by the Registrant (Exchange Act File No. 1-9494) with the Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), are incorporated by reference herein and shall be deemed to be a part hereof:

1. The Registrant's Annual Report, dated April 7, 1994, filed with the Commission on Form 10-K for the fiscal year ended January 31, 1994;

2. The Registrant's Quarterly Report, dated June 2, 1994, filed with the Commission on Form 10-Q for the fiscal quarter ended April 30, 1994;

3. Annual Report of the Plan, dated July 28, 1994, filed with the Commission on Form 11-K for the plan year ended January 31, 1994 concurrently with this Registration Statement; and

4. Description of the Registrant's Common Stock contained in the Registration Statement filed with the Commission on Form S-1 (Registration No. 33-12818), as most recently amended on May 5, 1987, including the Prospectus for the Registrant's Common Stock dated May 5, 1987, as supplemented by the Registration Statement filed with the Commission on Form 8-A.





Tiffany & Co. Form S-8                                                    Page 2

All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which de-registers all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and made part hereof from their respective dates of filing (such documents, and the documents listed above, being hereinafter referred to as "Incorporated Documents"); provided, however, that the documents enumerated above or subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act in each year during which the offering made by this Registration Statement is in effect prior to the filing with the Commission of the Registrant's Annual Report on Form 10-K covering such year shall not be Incorporated Documents or be incorporated by reference in this Registration Statement or be a part hereof form and after the filing of such Annual Report on Form 10-K.

Any statement contained herein or in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

The Registrant will provide without charge to each person to whom a copy of the Prospectus is delivered, upon written or oral request of such person, a copy of any or all of the documents referred to in this Item 3 of Part II which have been or may be incorporated by reference in this Registration Statement, other than exhibits thereto (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to Tarz Palomba, Assistant Secretary, Tiffany & Co., 727 Fifth Avenue, New York, New York 10022; telephone (212) 605-4195. Additional updating information with respect to the securities and plan covered herein may be provided in the future by means of supplements to the Prospectus.

ITEM 4.  DESCRIPTION OF SECURITIES.

Not required.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The contents of the section entitled "Indemnification of Officers and Directors" from registrant's Registration Statement on Form S-8, Registration Statement No. 33-23651, are incorporated herein by reference.





Tiffany & Co. Form S-8                                                    Page 3

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

Not applicable.

ITEM 8.  EXHIBITS

Exhibit Number            Description
- --------------            -----------

4.1 Restated Certificate of Incorporation of the registrant (incorporated by reference to Exhibit 3.1 to registrant's Report on Form 8-K dated June 23,
                          1989)

4.2 By-Laws of the registrant as amended on July 21, 1994 (filed with this Registration Statement)

4.3 Form of Rights Agreement dated as of November 17, 1988 by and between registrant and Manufacturers Hanover Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to registrant's Report on Form 8-K dated November 18, 1988)

4.4 Amendment to Rights Agreement dated as of September 21, 1989 by and between registrant and Manufacturers Hanover Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to registrant's Report on Form 8-K dated September 28, 1989)

4.5 Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan, as adopted by registrant's Board of Directors on May 19, 1994 (filed with this Registration Statement)

23.4 Consent of Coopers & Lybrand, Independent Accountants (filed with this Registration Statement)

24.1                      Powers of Attorney (filed with this Registration
                          Statement).

An opinion of counsel (Exhibit Number 5) is not being filed since the securities being registered are not original issue securities and because the Registrant hereby undertakes to





Tiffany & Co. Form S-8                                                    Page 4
submit the Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify such plan.


ITEM 9.  UNDERTAKINGS

         The contents of the sections entitled "Undertakings" and "Indemnification of Officers and Directors" from Registrant's Registration Statement on Form S-8, Registration Statement No. 33-23651, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of July, 1994.


                                        TIFFANY & CO.
                                        (Registrant)


                                     By: /s/ William R. Chaney
                                        ------------------------------------
                                        (William R. Chaney, Chairman
                                        of the Board and President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.


Signature                                  Title                             Date
- ---------                                  -----                             ----
/s/ William R. Chaney                      Chairman of the Board          July 28, 1994
- ------------------------------------       and President (principal
William R. Chaney                          executive officer)


     *                                     Senior Vice President -        July 28, 1994
- ------------------------------------       Finance (principal
James N. Fernandez                         financial officer)





Tiffany & Co. Form S-8                                                    Page 5

Signature                                  Title                               Date
- ---------                                  -----                               ----
     *                                     Vice President -               July 28, 1994
- ------------------------------------       Treasurer and Controller
Larry M. Segall                            (principal accounting officer)


     *                                     Director                       July 28, 1994
- ------------------------------------
Jane A. Dudley

     *                                     Director                       July 28, 1994
- ------------------------------------
Samuel L. Hayes, III

     *                                     Director                       July 28, 1994
- ------------------------------------
Charles K. Marquis

     *                                     Director                       July 28, 1994
- ------------------------------------
William A. Shutzer

     *                                     Director                       July 28, 1994
- ------------------------------------
Geraldine Stutz


Patrick B. Dorsey, by signing his name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the persons whose signature are indicated with an asterisk, such powers of attorney being filed with the Securities and Exchange Commission as an exhibit to this document, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the registrant.




                                    By:     /s/ Patrick B. Dorsey
                                            ------------------------------------
                                            Patrick B. Dorsey
                                            (Attorney-in-fact)






Tiffany & Co. Form S-8                                                    Page 6

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following members of the Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan Administrative Committee on the date indicated.

Signature                                  Title                    Date
- ---------                                  -----                    ----
/s/ Patrick B. Dorsey                      Member                   July 28, 1994
- ------------------------------------
Patrick B. Dorsey

     *                                     Member                   July 28, 1994
- ------------------------------------
James N. Fernandez

     *                                     Member                   July 28, 1994
- ------------------------------------
Michael H. Mitchell

     *                                     Member                   July 28, 1994
- ------------------------------------
Steven M. Salyk

Patrick B. Dorsey, by signing his name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the persons whose signatures are indicated by an asterisk above, such powers of attorney being filed with the Securities and Exchange Commission as an exhibit to this document, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the members of the Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan Administrative Committee .


                                    By:     /s/ Patrick B. Dorsey
                                            ------------------------------------
                                            Patrick B. Dorsey
                                            (Attorney-in-fact)






Tiffany & Co. Form S-8                                                    Page 7

                                 EXHIBIT INDEX


         Each exhibit is listed according to the number assigned to it in the Exhibit Table of Item 601 of Regulation S-K. The exhibit numbers preceded by an asterisk (*) indicate exhibits physically filed with this Registration Statement. All other exhibit numbers indicate exhibits filed by incorporation by reference herein.


Exhibit No.    Description                                                                          Page
- -----------    -----------                                                                          ----
      4.1      Restated Certificate of Incorporation of the registrant
               (incorporated by reference to Exhibit 3.1 to registrant's
               Report on Form 8-K dated June 23, 1989)

    * 4.2      By-Laws of the registrant as amended on July 21, 1994  . . . . . . . . . . . . . .    9

      4.3      Form of Rights Agreement dated as of November 17, 1988 by and between registrant and Manufacturers Hanover Trust Company, as Rights Agent
               (incorporated by reference to Exhibit 4.1 to registrant's Report on
               Form 8-K dated November 18, 1988)

      4.4      Amendment to Rights Agreement dated as of September 21, 1989 by and between registrant and Manufacturers Hanover Trust Company, as
               Rights Agent (incorporated by reference to Exhibit 4.1 to registrant's
               Report on Form 8-K dated September 28, 1989)

    * 4.5      Tiffany & Co. Employee Profit Sharing and Retirement Savings
               Plan, as adopted by registrant's Board of Directors on May 19,
               1994                       . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

   * 23.4      Consent of Coopers & Lybrand, Independent Accountants  . . . . . . . . . . . . . .    63

   * 24.1      Powers of Attorney         . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64





Tiffany & Co. Form S-8                                                    Page 8